                          AMENDMENT DATED AS OF MAY 9, 1991,
                                        TO THE
                                VOTING TRUST AGREEMENT
                              DATED AS OF JUNE 30, 1989


          A Voting Trust Agreement ("Agreement") was entered into as of June 30, 1989, between certain holders of the Series A Common Shares, par value $1.00 per share, of Telephone and Data Systems, Inc., an Iowa corporation ("Certificate Holders"), and WALTER C.D. CARLSON, LETITIA G.C. CARLSON, LEROY T. CARLSON, JR., MELANIE J. HEALD AND DONALD C. NEBERGALL, as Trustees.

          Paragraph 8.5 of the Agreement provides that the Agreement may be amended upon the consent in writing of an eight-vote majority of the Trustees and no less than ninety percent (90%) in interest of the Certificate Holders of record. Pursuant to paragraph 8.5 of the Agreement, the Agreement is hereby amended as follows:

          LEROY T. CARLSON shall be permitted to withdraw up to 650 Series A Common Shares from the voting trust, by written instrument delivered to the Trustees prior to December 31, 1991, and upon his surrender of the corresponding number of Voting Trust Certificates, without the conversion of such shares into Common Shares and without notice of such withdrawal to the Trustees (other than such written notice) or to any other Certificate Holder. Furthermore, paragraph
3.2 of the Agreement (relating to the granting of options) shall not apply to any withdrawal pursuant to the preceding sentence.

          IN WITNESS WHEREOF, the following Trustees signify their approval of the foregoing amendment as of the date set opposite the name of each such Trustee.


Dated:  6/13/91           /s/ Walter C.D. Carlson
       __________        ____________________________________________
                         Walter C.D. Carlson, Trustee (2 votes)



Dated:  6/19/91           /s/ Letitia G.C. Carlson
       __________        ____________________________________________
                         Letitia G.C. Carlson, Trustee (2 votes)



Dated:  6/17/91           /s/ LeRoy T. Carlson, Jr.
       __________        ____________________________________________
                         LeRoy T. Carlson, Jr., Trustee (2 votes)



Dated:  6/24/91           /s/ Melanie J. Heald
       __________        ____________________________________________
                         Melanie J. Heald, Trustee (1 vote)



Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee (2 votes)

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

          IN WITNESS WHEREOF, the following Certificate Holders signify their approval of the foregoing amendment as of the date set opposite the name of each such Certificate Holder.


Dated:  7/22/91           /s/ Arthur Anderson
       __________        ____________________________________________
                          Arthur Anderson,
                              custodian for Jacob Anderson,
                              Certificate Holder

Dated:  7/22/91           /s/ Arthur Anderson
       __________        ____________________________________________
                         Arthur Anderson,
                              custodian for Samuel Keith,
                              Certificate Holder

Dated:
       __________        ____________________________________________
                         Eric Anderson, Certificate Holder


Dated:  7/13/91           /s/ Kendrick Anderson, Custodian
       __________        ____________________________________________
                         Kendrick Anderson,
                              custodian for Eve Anderson,
                              Certificate Holder

Dated:  7/13/91           /s/ Kendrick Anderson, Custodian
       __________        ____________________________________________
                         Kendrick Anderson,
                              custodian for Jill Anderson,
                              Certificate Holder


Dated:  7/10/91           /s/ K.C. August
       __________        ____________________________________________
                         K.C. August, Certificate Holder


Dated:  6/17/91           /s/ LeRoy T. Carlson
       __________        ____________________________________________
                         LeRoy T. Carlson, Certificate Holder


Dated:  6/30/91           /s/ Margaret D. Carlson
       __________        ____________________________________________
                         Margaret D. Carlson, Certificate Holder


Dated:  6/17/91           /s/ LeRoy T. Carlson, Jr.
       __________        ____________________________________________
                         LeRoy T. Carlson, Jr., Certificate
                              Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

                         /s/ LeRoy T. Carlson, Jr., custodian
Dated:  6/17/91            for Anthony J.M. Carlson
       __________        ____________________________________________
                         LeRoy T. Carlson, Jr.,
                              custodian for Anthony J.M. Carlson,
                              Certificate Holder

                         /s/ Catherine Mouly, custodian for
Dated:  7/7/91             Anthony J.M. Carlson
       __________        ____________________________________________
                         Catherine Mouly,
                              custodian for Anthony J.M. Carlson,
                              Certificate Holder

                         /s/ Byron Wertz, trustee for Anthony
Dated:                     J.M. Carlson
       __________        ____________________________________________
                         Byron Wertz, trustee for Anthony J.M.
                              Carlson, Certificate Holder

                         /s/ LeRoy T. Carlson, Jr., custodian for
Dated:  7/17/91            Leo P.M. Carlson
       __________        ____________________________________________
                         LeRoy T. Carlson, Jr.,
                              custodian for Leo P.M. Carlson,
                              Certificate Holder

                         /s/ Byron Wertz, trustee for Leo P.M.
Dated:                     Carlson
       __________        ____________________________________________
                         Byron Wertz, trustee for Leo P.M.
                              Carlson, Certificate Holder

Dated:  7/7/91            /s/ Catherine Mouly
       __________        ____________________________________________
                         Catherine Mouly, Certificate Holder

Dated:  6/19/91           /s/ Letitia G. C. Carlson
       __________        ____________________________________________
                         Letitia G. C. Carlson, Certificate
                              Holder

Dated:  6/19/91           /s/ Edwin Himwich
       __________        ____________________________________________
                         Edwin Himwich, Certificate Holder

Dated:  6/27/91           /s/ Prudence E. Carlson
       __________        ____________________________________________
                         Prudence E. Carlson, Certificate Holder

Dated:  6/27/91           /s/ Richard Beckett
       __________        ____________________________________________
                         Richard Beckett, Certificate Holder

Dated:  6/13/91           /s/ Walter C.D. Carlson
       __________        ____________________________________________
                         Walter C.D. Carlson, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

Dated:  6/13/91           /s/ Walter C.D. Carlson, Custodian
       __________        ____________________________________________
                         Walter C.D. Carlson,
                              custodian for Amanda Liv de Hoyos
                              Carlson, Certificate Holder

                         /s/ Byron Wertz, trustee for Amanda L.
Dated:                     de Hoyos
       __________        ____________________________________________
                         Byron Wertz, trustee for Amanda L.
                              de Hoyos, Certificate Holder

Dated:  6/13/91           /s/ Walter C.D. Carlson, Custodian
       __________        ____________________________________________
                         Walter C.D. Carlson, custodian for Greta
                              M. de Hoyos Carlson, Certificate
                              Holder

                         /s/ Byron Wertz, trustee for Greta M.
Dated:                     de Hoyos Carlson
       __________        ____________________________________________
                         Byron Wertz, trustee for Greta M. de
                              Hoyos Carlson, Certificate Holder

Dated:  6/13/91           /s/ Walter C.D. Carlson, Custodian
       __________        ____________________________________________
                         Walter C.D. Carlson, custodian for
                              Linnea Faith de Hoyos Carlson,
                              Certificate Holder

Dated:  7/15/91           /s/ Debora M. de Hoyos
       __________        ____________________________________________
                         Debora M. de Hoyos, Certificate Holder

Dated:  7/18/91           /s/ Yvonne M. Carlson
       __________        ____________________________________________
                         Yvonne M. Carlson, Certificate Holder

Dated:  6/24/91           /s/ Melanie J. Heald
       __________        ____________________________________________
                         Melanie J. Heald, Certificate Holder


Dated:  7/6/91            /s/ Dorothea Hopkins
       __________        ____________________________________________
                         Dorothea Hopkins, Certificate Holder


Dated:  6/25/91           /s/ Lester O. Johnson
       __________        ____________________________________________
                         Lester O. Johnson Trust, Certificate
                              Holder

Dated:  7/7/91            /s/ Frances Johnson
       __________        ____________________________________________
                         Frances Johnson Trust, Certificate
                              Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

Dated:  9/05/91           /s/ Graham Johnson   Sharon Johnson
       __________        ____________________________________________
                         Graham Johnson & Sharon Johnson,
                              Certificate Holder


Dated:  7/7/91            /s/ Kent Johnson
       __________        ____________________________________________
                         Kent Johnson, Certificate Holder


Dated:  7/7/91            /s/ Laurel Ann Johnson
       __________        ____________________________________________
                         Laurel Ann Johnson, Certificate Holder


Dated:  7/18/91           /s/ Dana Dougherty
       __________        ____________________________________________
                         Dana Dougherty, Certificate Holder

Dated:
       __________        ____________________________________________
                         Dagmar Maldonado, custodian for Dana
                              Dougherty, Certificate Holder


Dated:  7/18/91           /s/ Ross Carlson
       __________        ____________________________________________
                         Ross Carlson, custodian for Dana
                              Dougherty, Certificate Holder

Dated:
       __________        ____________________________________________
                         Dagmar Maldonado, custodian for Adam
                              Maldonado, Certificate Holder


Dated:  7/18/91            /s/ Ross Carlson
       __________        ____________________________________________
                         Ross Carlson, custodian for Adam
                              Maldonado, Certificate Holder

Dated:
       __________        ____________________________________________
                         Dagmar Maldonado, custodian for Nicole
                              Maldonado, Certificate Holder


Dated:  7/18/91           /s/ Ross Carlson
       __________        ____________________________________________
                         Ross Carlson, custodian for Nicole
                              Maldonado, Certificate Holder


Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              dated 1/1/56 for
                              Walter C.D. Carlson,
                              Certificate Holder

Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              dated 10/24/60 for
                              Letitia G.C. Carlson,
                              Certificate Holder

Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              12/28/72, Certificate Holder


Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee U/A
                              date 12/31/76, Certificate
                              Holder


Dated:  6/17/91           /s/ Donald C. Nebergall
       __________        ____________________________________________
                         Donald C. Nebergall, Trustee Lead
                              Annuity Trust for Wellesley
                              College, Certificate Holder

                         /s/ Byron Wertz, Custodian for Allison
Dated:                     M. Wertz
       __________        ____________________________________________
                         Byron Wertz, custodian for Allison M.
                              Wertz, Certificate Holder

                         /s/ Byron Wertz, Custodian for Joseph
Dated:                     E. Wertz
       __________        ____________________________________________
                         Byron Wertz, custodian for Joseph E.
                              Wertz, Certificate Holder

Dated: Sept. 4, 1991      /s/ Florence Wertz  John E. Wertz
       __________        ____________________________________________
                         Florence Wertz & John E. Wertz '81
                              Trust, Certificate Holder


Dated:  7/15/91           /s/ John Alan Wertz
       __________        ____________________________________________
                         John Alan Wertz, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989

Dated:  9-9-91            /s/ Kristin Wertz
       __________        ____________________________________________
                         Kristin Wertz, Certificate Holder


Dated:  7/21/91           /s/ Paul G. Wertz cust for Elizabeth
       __________        ____________________________________________
                         Paul G. Wertz, custodian for Elizabeth
                              D. Wertz, Certificate Holder


Dated:  7/21/91           /s/ Paul G. Wertz cust for Jessica
       __________        ____________________________________________
                         Paul G. Wertz, custodian for Jessica A.
                              Wertz, Certificate Holder

SIGNATURE PAGE TO THE AMENDMENT DATED AS OF MAY 9, 1991, TO THE VOTING TRUST AGREEMENT DATED AS OF JUNE 30, 1989